UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

COLT DEFENSE LLC
COLT FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-171547	32-0031950 27-1237687
(Registration Number)	(IRS Employer Identification Number)

547 New Park Avenue, West Hartford, CT	06110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 232-4489

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01 Other Events

On April 3, 2012, Colt Defense LLC issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein announcing that the members of the United Autoworkers Local 376 have ratified a new two-year labor agreement covering approximately 250 hourly production and maintenance employees at the Company’s West Hartford, Connecticut facility.

SECTION 9 — FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit:

	99.1	Press Release issued on April 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLT DEFENSE, LLC

	By:	/s/ Gerald Dinkel
	Name:	Gerald Dinkel
	Title:	Chief Executive Officer and Manager

Dated: April 4, 2012